SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               Form 8-K
                            CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




   Date of Report (Date of earliest event reported) December 3, 1996





                 ULTRAMAR DIAMOND SHAMROCK CORPORATION
        (Exact name of registrant as specified in its charter)






      Delaware                1-11154                 13-3663331
------------------------    ------------    ---------------------------------
(State of incorporation)    (Commission     (IRS Employer Identification No.)
                            File Number)



9830 Colonnade Boulevard, San Antonio, Texas                 78230
--------------------------------------------              ----------
  (Address of principal executive offices)                (Zip Code)



   Registrant's telephone number, including area code (210) 641-6800
                                                      --------------






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Item 2.  Acquisition or Disposition of Assets.

     The merger of Diamond Shamrock, Inc. ("Diamond Shamrock") with and into Ultramar Corporation (the "Company") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 22, 1996, between the Company and Diamond Shamrock was approved by the stockholders of both Diamond Shamrock and the Company and consummated on December 3, 1996. As a result of the merger, (i) each share of common stock of Diamond Shamrock was converted into the right to receive 1.02 shares of common stock of the Company, with cash to be paid in lieu of fractional shares, and (ii) each share of 5% cumulative convertible preferred stock of Diamond Shamrock was converted into the right to receive one share of a newly created issue of 5% cumulative convertible preferred stock of the Company. The exchange ratio was arrived at by arm's length negotiations between Diamond Shamrock and the Company. In addition, the Company was renamed Ultramar Diamond Shamrock Corporation and its New York Stock Exchange stock ticker symbol was changed to "UDS". Prior to the consummation of the merger, Diamond Shamrock, Inc. was a leading refiner and marketer of petroleum products in the Southwest. Diamond Shamrock had two Texas refineries with a combined capacity of 225,000 barrels per day and marketed gasoline and convenience store items in nine states. Diamond Shamrock also produced petrochemical feedstocks and operated the world's largest commercial natural gas liquid storage facility, serving the refining and petrochemicals industry in the Texas Gulf Coast area. Diamond Shamrock had more than 13,000 employees. Following the consummation of the merger, the Company plans to continue the operations of both companies. A copy of the press release dated December 3, 1996, announcing the consummation of the merger is included herein as Exhibit 99.1, and by this reference made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     The following audited consolidated financial statements of Diamond Shamrock are incorporated herein by reference to the Annual Report on Form 10-K/A for the year ended December 31, 1995 filed by Diamond Shamrock with the Securities and Exchange Commission (the "Commission"):

     Report of Independent Accountants

     Consolidated Balance Sheets - December 31, 1995 and 1994






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     Consolidated Statement of Operations - Years ended December 31,
     1995, 1994 and 1993

     Consolidated Statement of Cash Flows - Years ended December 31, 1995, 1994 and 1993

     Notes to Consolidated Financial Statements

     The following unaudited consolidated financial statements of Diamond Shamrock are incorporated herein by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 filed by Diamond Shamrock with the Commission:

     Consolidated Balance Sheet - September 30, 1996 and December 31,
     1995

     Consolidated Statement of Operations - Three and Nine Months ended September 30, 1996 and 1995

     Consolidated Statement of Cash Flows - Nine Months ended
     September 30, 1996 and 1995

     Notes to Consolidated Financial Statements

     (b) Pro Forma Financial Information.

     The following information is hereby incorporated herein by reference: (i) the information contained under "Pro Forma Condensed Financial Information of the Combined Company", including the "Notes to Pro Forma Condensed Financial Information," included in Amendment No. 1 to Form S-4 of the Company (Registration No. 333-14807) as filed with the Commission on October 29, 1996, and (ii) the information contained in Item 5. Other Information "Pro Forma Condensed Financial Information of Ultramar Corporation and Diamond Shamrock, Inc. (the "Combined Company")", including "The Combined Company Notes to Unaudited Pro Forma Condensed Financial Statements", included in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996, filed by the Company with the Commission.

     (c) Exhibits. See the Index to Exhibits attached hereto.





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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ULTRAMAR DIAMOND
                                              SHAMROCK CORPORATION
                                          ----------------------------
                                                  (Registrant)

Dated:  December 18, 1996

                                        By:   /s/ H. Pete Smith
                                           --------------------------
                                           Name:  H. Pete Smith
                                           Title: Executive Vice President
                                                  and Chief Financial Officer





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                             EXHIBIT INDEX


Exhibit                 Description                                   Page

2.1 Agreement and Plan of Merger dated as of September 22, 1996 between Ultramar and Diamond Shamrock (incorporated herein by reference to the Current Report on Form 8-K (the "Previous 8-K") filed by Ultramar with the Commission on September 25, 1996, Exhibit 2.1).


4.1 Amendment dated as of September 22, 1996, to the Rights Agreement dated as of June 25, 1992 between Ultramar Corporation and Registrar and Transfer Company (as successor rights agent to First City, Texas-Houston, National Association), as amended by the First Amendment dated as of October 26, 1992 and the Amendment dated as of May 10, 1994 (incorporated herein by reference to the Previous 8-K, Exhibit 4.1).


4.2 Rights Agreement dated as of June 25, 1992 between Ultramar Corporation and Registrar and Transfer Company (as successor rights agent to First City, Texas-Houston, National Association), as amended by the First Amendment dated as of October 26, 1992, and the Amendment dated as of May 10, 1994 (incorporated by reference to Registration Statement of Ultramar on Form S-1 (File No. 33-47586), Exhibit 4.2; Quarterly Report of Ultramar on Form 10-Q for the Quarter Ended September 30, 1992, Exhibit 4.2; Annual Report of Ultramar on Form 10-K for the Year Ended
              December 31, 1994, Exhibit 4.3).


10.1 Stock Option Agreement dated as of September 22, 1996 between Diamond Shamrock, as Issuer, and Ultramar, as Grantee, (incorporated herein by reference to the Previous 8-K, Exhibit 10.1).





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10.2          Stock Option Agreement dated as of September 22,
              1996 between Ultramar, as Issuer, and Diamond Shamrock, as Grantee, (incorporated herein by reference to the Previous 8-K, Exhibit 10.2).


23.1          Consent of Independent Accountants.


99.1 Press Release dated December 3, 1996 (incorporated herein by reference to the Current Report on Form 8-K filed by Ultramar Diamond Shamrock
              Corporation with the Commission on December 4,
              1996, Exhibit 99.1).









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